                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                  ----------------------------------

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

                  DATE OF REPORT: November 20, 2001
                  (Date of earliest event reported)

                   --------------------------------

                              ARGEN CORP.
        (Exact name of registrant as specified in its charter)

                   --------------------------------

      DELAWARE                 0-28127                   pending
  (State or other          (Commission File        (IRS Identification
  jurisdiction of               Number)                   Number)
  incorporation or
  organization)

                         1422 CHESTNUT STREET
                              SUITE 410
                        PHILADELPHIA, PA 19102
          (Address of principal executive offices, zip code)

                            (215) 893-3662
         (Registrant's telephone number, including area code)

                         1490 Blue Jay Circle
                           Weston, FL 33327
                (Registrant's former name and address)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     On November 20, 2001, the Board of Directors of the Registrant
approved an Agreement dated November 20, 2001 by and between the
Registrant, Joren LLC ("Joren"), and DotCom Internet Ventures Ltd.
("DCIV"), under which the Registrant issued DCIV 4,800,000 shares of its common stock in exchange for services and Joren surrendered
4,800,000 shares for cancellation without any consideration.  DCIV is owned by William Tay.  Pursuant to the Agreement, Alfred
Arberman, the Registrant's sole officer and director, resigned.  Mr.
Tay was appointed to the board of directors of the Registrant.  Mr.
Tay was appointed chairman, president, chief executive officer, treasurer and secretary.

     The Registrant entered into the transaction with DCIV because
DCIV will be able to provide management assistance to Registrant to locate and pursue mergers or acquisitions in order to maximize shareholder value, and continue to file all reports of the
Registrant under the Securities Exchange Act of 1934, as amended, until such time as it has effected a business combination with a target company introduced by DCIV.  Any such transaction may likely result in a further change of control of the Registrant.  There is no assurance that the Registrant will be successful in locating a suitable merger or acquisition candidate, or that the terms of any such transaction will be favorable to existing shareholders.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     Termination of Agreement with Joren LLC

     On November 20, 2001, by mutual agreement of the parties, the
Registrant canceled its agreement, dated November 8, 1999, with
Joren LLC, which had provided for Joren LLC to locate business transaction candidates for the Registrant.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

     On November 20, 2001, Alfred Arberman resigned as a director of the Registrant  The resignation of Mr. Arberman occurred pursuant to the transaction described in Item 1.  The resignation of Mr.
Arberman was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or
practices.  The letter of resignation of Mr. Arberman from all posts is attached hereto as Exhibit 17.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.         Description
     -----------         ----------------------------------------
     10.1                Agreement dated November 20, 2001 by and
                         between Argen Corp., Joren LLC, and
                         DotCom Internet Ventures Ltd.

     17.1                Letter on Director Resignation

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                              SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARGEN CORP.
                                 (Registrant)

Date: November 27, 2001          By: /s/ William Tay
                                 ------------------------------------
                                 William Tay, Chief Executive Officer

EXHIBIT 10.1 - AGREEMENT DATED NOVEMBER 20, 2001 BY AND BETWEEN
               ARGEN CORP., JOREN LLC, AND DOTCOM INTERNET VENTURES
               LTD.

                              AGREEMENT

     THIS AGREEMENT (hereinafter referred to as this "Agreement"), made and entered into as of November 20, 2001 (hereinafter referred to as the "Agreement Date"), by and among Argen Corp. ("Argen"), a
Delaware corporation, Joren LLC, ("Joren"), a Delaware limited liability company, and DotCom Internet Ventures Ltd. ("DCIV"), a
Delaware corporation.

                             WITNESSETH:

     WHEREAS, Argen is a "blank check company." A blank check
company is a development stage company that has no specific business plan or purpose or has indicated its business plan is to engage in a merger or acquisition with an unidentified entity or person;

     WHEREAS, Argen has filed with the Securities and Exchange
Commission a registration statement on Form 10-SB that became effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant to Section (g) thereunder. Argen received no comment letters from the Securities and Exchange Commission relating to its Form 10-SB, and became a reporting company by operation of law on January 13, 2000;

     WHEREAS, Argen is authorized to issue 20,000,000 shares of common stock, par value $0.0001 per share, of which 5,000,000 common shares are issued and outstanding;

     WHEREAS, Joren is a shareholder of Argen, holding 5,000,000 shares of Argen's common stock, which represent 100% of the issued and outstanding shares of common stock in Argen;

     WHEREAS, because of a lack of capital and time commitment by its current management, Argen is having difficulties maintaining its reporting obligations to the Securities and Exchange Commission, and locating a business entity for the combination of that target company with Argen;

     WHEREAS, DCIV has agreed to provide management assistance to
Argen to locate and pursue mergers or acquisitions in order to maximize shareholder value, and enable Argen to continue its SEC reporting obligations until such time as it has effected a business combination with a target company introduced by DCIV on the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the covenants and agreements hereinafter set forth and the sum of Ten Dollars ($10.00)
and other valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereby covenant and agree as follows:

     1. Issuance of Shares.  Argen hereby agrees to issue 4,800,000 shares of its common stock to DCIV in exchange for services as described in Paragraph 4 herein.

     2. Return Shares for Cancellation.  At the Agreement Date,
without any consideration, Joren shall surrender to Argen for cancellation certificate(s) representing 4,800,000 shares of common stock in Argen.  The cancellation of the shares by Joren shall be effected by the delivery to Argen at the Agreement Date certificates representing the shares to be cancelled in blank or accompanied by stock powers executed in blank.

     3. Changes to Board of Directors.  Upon execution of this
Agreement, Argen agrees to cause its board of directors to resign, and to appoint directors designated by DCIV.  The parties agree that the director to be designated by DCIV will initially be William Tay.

     4. Services to be Provided by DCIV. DCIV agrees to assists in:

          (a) locating and reviewing of potential target companies
for a business combination and the introduction of potential candidates to Argen; and

          (b) the preparation and filing with the Securities and
Exchange Commission of all required filings under the Securities
Exchange Act of 1934 until Argen enters into a business combination.

          5. Representations and Warranties of Argen.  Argen
represents and warrants the following:

          (a) Argen is a validly formed corporation in good standing under the laws of the State of Delaware, and all franchise taxes and fees required to maintain it in good standing have been paid;

          (b) Argen is authorized to execute, deliver and perform
this Agreement according to its terms;

          (c) The performance by Argen of its duties and obligations under this Agreement and the agreements executed pursuant hereto, are consistent with and not in violation of, and will not create any default under, any contract, agreement or other instrument to which
Argen are a party, any judicial order or judgment of any nature by which Argen is bound; and this Agreement, and the covenants and agreements of Argen under this Agreement, are the valid and binding obligations of Argen enforceable in accordance with their terms.

          6. Representations and Warranties of Joren.  Joren
represents and warrants the following:

          (a) Joren is a validly formed limited liability company in good standing under the laws of the State of Delaware, and all franchise taxes and fees required to maintain it in good standing have been paid;

          (b) Joren is authorized to execute, deliver and perform
this Agreement according to its terms;

          (c) The performance by Joren of its duties and obligations under this Agreement and the agreements executed pursuant hereto, are consistent with and not in violation of, and will not create any default under, any contract, agreement or other instrument to which
Joren are a party, any judicial order or judgment of any nature by which Joren is bound; and this Agreement, and the covenants and agreements of Joren under this Agreement, are the valid and binding obligations of Joren enforceable in accordance with their terms;

          (d) Joren is the owner, free and clear of any liens and
encumbrances, of 5,000,000 shares of common stock of Argen shares.

          (e) There is no litigation or proceeding pending, or to
Joren's knowledge threatened, against or relating to shares of Argen held by Joren.

     7. Representations and Warranties of DCIV.  DCIV represents and warrants the following:

          (a) DCIV is a validly formed corporation in good standing
under the laws of the State of Delaware, and all franchise taxes and fees required to maintain DCIV in good standing have been paid;

          (b) DCIV is authorized to execute, deliver and perform
this Agreement according to its terms; and

          (c) The performance by DCIV of its duties and obligations
under this Agreement and the agreements executed pursuant hereto are consistent with and not in violation of, and will not create any default under, any contract, agreement or other instrument to which
DCIV is a party, any judicial order or judgment of any nature by which DCIV is bound; and this Agreement, and the covenants and agreements of DCIV under this Agreement, are the valid and binding obligations of DCIV enforceable in accordance with their terms.

     8. Independent Consultant. DCIV is not now, and shall not be, authorized to enter into any agreements, contracts or understandings on behalf of Argen and DCIV is not, and shall not be deemed to be, an agent of Argen.

     9. DCIV Expenses. DCIV will bear its own expenses incurred in regard to its actions under this agreement.

     10. Use of Other Consultants. Argen understands and agrees that
DCIV may work with consultants, brokers, bankers, or others to assist it in locating business entities suitable for a business combination and that DCIV may share with such consultants or others, in its sole discretion, all or any portion of its stock in Argen and may make payments to such consultants from its own resources for their services. Argen shall have no responsibility for all or any portion of such payments.

     11. Termination of Agreement with Joren LLC. On the Agreement
Date, by mutual agreement of the parties, Argen canceled its agreement, dated November 8, 1999, with Joren, which had provided for Joren to locate business transaction candidates for Argen.

     12. Confidentiality. All information acquired by DCIV or its agents from Argen, its agents, employees or directors concerning
Argen during the negotiation of this Agreement or pursuant to due diligence prior to the Agreement Date, except information which was otherwise obtained by DCIV or which has been, or is subsequently, publicly disclosed by Argen, shall be considered confidential, shall be held by DCIV in strictest confidence (subject to any legal requirements applicable to DCIV) and shall not be utilized by it for advantage or disclosed to others (except to DCIV's financial, legal and other advisors or as may be required in order for DCIV to comply with any applicable legal requirements) without the prior written consent of Argen.  The provisions of this paragraph shall survive the termination of this Agreement. DCIV and Argen each shall give the other a copy of any written disclosure either party proposes to make in accordance with this paragraph not less than 24 hours prior to release to any person or the public of such disclosure.

     13. Survival of Representations and Warranties. Except as
otherwise provided herein, all representations and warranties made herein or in any document or instrument executed and delivered pursuant hereto are material, have been relied upon by Argen, Joren and DCIV and shall survive the execution of this Agreement and shall not merge in the performance of any obligation by any party hereto.
Any claim for indemnification hereunder must be made by giving written notice of such claim to the party from whom indemnification is sought not later than five (5) years after the date of this
Agreement.

     14. Successors and Assigns. This Agreement shall apply to, inure to the benefit of and be binding upon and enforceable against the parties hereto and their respective heirs, legal
representatives, successors and assigns, to the same extent as if specified at length throughout this Agreement.

     15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one and the same instrument.

     16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of
Pennsylvania, without regard to its provisions regarding conflict of laws.

     17. Entire Agreement. This Agreement supersedes all prior
discussions and agreements between Argen, Joren and DCIV concerning the transactions contemplated herein and all other matters contained herein and constitutes the sole and entire agreement between Argen,
Joren and DCIV with respect hereto. This Agreement may not be modified or amended unless such amendment is set forth in writing and signed by Argen, Joren and DCIV.

     IN WITNESS WHEREOF the parties have executed this Agreement under seal as of the Agreement Date.

Argen:
Argen Corporation

/s/ Alfred Arberman
-----------------------------------------
By: Alfred Arberman, President

Joren:
Joren LLC

/s/ Alfred Arberman
-----------------------------------------
By: Alfred Arberman, Manager

DCIV:
DotCom Internet Ventures Ltd.

/s/ William Tay
-----------------------------------------
By: William Tay, President

                      UNANIMOUS WRITTEN CONSENT
                     BY THE BOARD OF DIRECTORS OF
                             ARGEN CORP.
                         IN LIEU OF A MEETING

     Pursuant to the Delaware Business Corporation Code, as amended, which provides that any action required to be taken at a meeting of the board of directors of a Delaware corporation may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors, the undersigned, being all of the directors of Argen Corp., a Delaware corporation
(the "Corporation"), do hereby waive any and all notices that may be required to be given with respect to a meeting of the directors of the Corporation and do hereby take, ratify, affirm, and approve the following actions:

     RESOLVED, that the Corporation is hereby authorized to execute, deliver and perform under that Agreement by and between the
Corporation, Joren LLC ("Joren"), and DotCom Internet Ventures, Ltd.
("DotCom"), a copy of which is attached hereto, under which the
Corporation is hereby authorized to issue 4,800,000 shares of common stock to DotCom in exchange for services, which shares should bear a restrictive legend and be subject to stop transfer instructions;

     RESOLVED, that the Corporation is hereby authorized to accept for cancellation 4,800,000 shares of common stock of the Corporation from Joren, pursuant to the Agreement;

     RESOLVED, that the number of board seats is hereby increased to two, and William Tay is hereby appointed as a director of the
Corporation to fill the newly created board seat, to hold such office until the next annual meeting of shareholders;

     RESOLVED, that the resignation of Alfred Arberman as sole
officer and director of the Corporation is hereby accepted, and the number of board seats is hereby decreased to one;

     RESOLVED, that William Tay is hereby appointed as president, chief executive officer, treasurer, and secretary of the
Corporation;

     RESOLVED, that the appropriate officers of the Corporation be, and they hereby are, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.
The undersigned, being all of the directors of the Corporation, hereby unanimously consent to, approve, and adopt the foregoing actions as of the 20th of November 2001, notwithstanding the actual date of the signing.

                                   /s/ Alfred Arberman
                                   --------------------------
                                   Alfred Arberman

                                   /s/ William Tay
                                   --------------------------
                                   William Tay

     I, William Tay, hereby accept my appointment as director,
president, chief executive officer, treasurer and secretary of the
Corporation.

/s/ William Tay
--------------------------
William Tay

     I, Alfred Arberman, hereby resign as director and officer of
Argen Corp., a Delaware corporation, effective the 20th day of
November, 2001, and hereby waive and renounce any claim against said corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.

/s/ Alfred Arberman
--------------------------
Alfred Arberman

EXHIBIT 17.1   LETTER ON DIRECTOR RESIGNATION

                           Alfred Arberman
                         1490 Blue Jay Circle
                           Weston, FL 33327

November 20, 2001

William Tay, President
Argen Corp.
1422 Chestnut St., Ste. 410
Philadelphia, PA 19102

Dear Mr. Tay,

     Effective immediately, I am resigning as Director, President,
Secretary and Treasurer of Argen Corp. (the "Registrant").  My
resignation was not due to any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

                                        Sincerely,

                                        /s/ Alfred Arberman
                                        --------------------
                                        Alfred Arberman